Exhibit 99.1

TOMPKINS
  TRUSTCO INC.
[GRAPHIC OMITTED]

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, January 28, 2004


Tompkins Trustco, Inc. net income up 6.7% in fourth quarter and up 5.6% for the year
ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)


Tompkins Trustco, Inc. reported net income of $6.0 million for the fourth quarter of 2003, an increase of 6.7% over net income of $5.6 million reported in the same quarter of 2002. Diluted earnings per share(1) of $0.72 for the fourth quarter of 2003, reflected an increase of 7.5% from the $0.67 reported in the fourth quarter of 2002.

For the full year, net income was $24.2 million, up 5.6% from the $22.9 million reported in 2002. Diluted earnings per share for the year ended December 31, 2003 were $2.92, an increase of 5.8% over the $2.76 reported in 2002.

Net interest income of $17.4 million in the fourth quarter of 2003 reflected an increase of 4.5% from the same period in 2002. Growth in earning assets was key to improved net interest income, as the continued historically low interest rate environment led to a decline in net interest margin from 4.48% in the fourth quarter of 2002, to 4.18% in the fourth quarter of 2003. For the year ended December 31, 2003, the net interest margin was 4.28%, compared to 4.64% in the prior year.

------------
(1) Share and per share data included in this press release have been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.

At December 31, 2003, total loans were $1.1 billion, an increase of 7.4% from $995.3 million at December 31, 2002. The growth in loans is net of $52.6 million in new loan originations that were sold during 2003, and $39.7 million in residential mortgage loans that were securitized in the third quarter of this year. The securitized loans were packaged into mortgage-backed securities, which are now held in the Company's available-for-sale securities portfolio. This securitization contributed to a 20.5% increase in securities, from $532.5 million at December 31, 2002, to $641.7 million at December 31, 2003.

Deposits remain the primary source of funding for earning assets. Total deposits were $1.4 billion at December 31, 2003, up 5.3% from year-end 2002. Recent additions to the Tompkins branch network have played an important role in generating new deposit funding. Since June 2002 new office openings have included the LaGrange Office of Mahopac National Bank, opened in July 2002; and the Cortland and Auburn Offices of Tompkins Trust Company, opened in December 2002, and July 2003, respectively. The Company also uses wholesale funding sources, which include borrowings and securities sold under agreements to repurchase, to support asset growth. These funding sources increased by $115.2 million during the year to a total of $275.0 million at year-end 2003.

Noninterest income for the fourth quarter of 2003 was $6.5 million, an increase of 2.1% from the same period in 2002. Growth in noninterest income was moderated by the fact that 2002 results included $309,000 in realized securities gains, compared to $58,000 in realized securities losses during the same period in 2003. The growth trends for key fee generating business activities were strong for the quarter. Service charges on deposit accounts were $2.0 million, up 15.0% from the same quarter last year; trust and investment services income was $1.2 million for the quarter, up 10.7%; and insurance commissions and fees were $1.3 million, up 11.9%.

Noninterest expenses were $14.2 million for the fourth quarter, up 0.3% from the same period in 2002. Current period comparison to the fourth quarter of 2002 is favorably impacted by a $650,000 nonrecurring charge associated with a revaluation of certain pension liabilities in the fourth quarter of 2002.

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

Largely as a result of this charge, pension and employee benefits expense declined from $2.4 million in the fourth quarter of 2002, to $1.7 million in the fourth quarter of 2003.

Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, were $8.0 million at December 31, 2003, compared to $7.8 million at December 31, 2002. As a percentage of total assets, the level of nonperforming assets declined from 0.47% at December 31, 2002, to 0.43% at December 31, 2003.

James J. Byrnes, Chairman and CEO stated, "The continued low interest rate environment, and general weakness in the national economy made 2003 an especially challenging year. To achieve these excellent results in this environment is especially rewarding. We feel these results support our overall business strategy, which revolves around a commitment to community banking and to excellent service delivered with personalized attention."

Mr. Byrnes further stated, "I would like to note the resignation of Edward C. Hooks from our Board of Directors, effective January 1, 2004. Mr. Hooks has provided 14 years of distinguished service as a director of the Company, and his service in that capacity will be greatly missed. We are pleased, however, that he will continue to serve the Company in his capacity as general counsel."

Tompkins Trustco, Inc. operates 34 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

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

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

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

Consolidated Statements of Condition (Unaudited)

                                                                                                            As of December 31
(in thousands except share and per share data)                                                             2003           2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Cash and non-interest bearing balances due from banks                                                 $    56,540    $    53,898
Interest bearing balances due from banks                                                                    9,216         10,000
Federal funds sold                                                                                              0            400
Available-for-sale securities, at fair value                                                              592,137        493,780
Held-to-maturity securities, fair value of $51,441 at
      December 31, 2003, and $40,260 at December 31, 2002                                                  49,528         38,722
Loans and leases, net of unearned income and deferred costs and fees                                    1,069,140        995,346
Less reserve for loan/lease losses                                                                         11,685         11,704
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Net Loans/Leases     1,057,455        983,642

Bank premises and equipment, net                                                                           28,466         27,111
Corporate owned life insurance                                                                             22,843         21,382
Goodwill                                                                                                   11,541         10,684
Intangible assets                                                                                           3,322          3,422
Accrued interest and other assets                                                                          33,398         27,162
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Total Assets   $ 1,864,446    $ 1,670,203

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES,
    AND SHAREHOLDERS' EQUITY

Deposits:
  Interest-bearing:
      Checking, savings, and money market                                                             $   747,691    $   710,753
      Time                                                                                                381,175        379,603
  Noninterest-bearing                                                                                     282,259        249,929
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Total Deposits     1,411,125      1,340,285

Securities sold under agreements to repurchase                                                            187,908         77,843
Other borrowings                                                                                           87,111         81,930
Other liabilities                                                                                          17,843         18,059
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                                                                                  Total Liabilities     1,703,987      1,518,117
------------------------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                              1,489          1,489

Shareholders' equity:
  Common stock - par value $0.10 per share:  Authorized 15,000,000 shares;
       Issued 8,185,816 shares at December 31, 2003, and 8,211,815 shares at December 31, 2002                819            747
  Surplus                                                                                                  76,926         45,997
  Undivided profits                                                                                        78,676         96,722
  Accumulated other comprehensive income                                                                    3,015          7,597
  Treasury stock at cost: 26,981 shares at December 31, 2003, and December 31, 2002                          (466)          (466)
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                                                                         Total Shareholders' Equity   $   158,970        150,597
------------------------------------------------------------------------------------------------------------------------------------
                                 Total Liabilities, Minority Interest in Consolidated Subsidiaries,
                                                                           and Shareholders' Equity   $ 1,864,446    $ 1,670,203
================================================================================================================================

Share data has been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.

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

Consolidated Statements of Income (Unaudited)

                                                                         Quarter to Date             Year to Date

                                                                     12/31/2003    12/31/2002   12/31/2003   12/31/2002
                                                                     ----------    ----------   ----------   ----------
INTEREST AND DIVIDEND INCOME
Loans                                                                $   16,493    $   17,485   $   67,830   $   68,383
Interest on balances due from banks                                           2            27           27           37
Federal funds sold                                                            1            42           16          207
Available-for-sale securities                                             6,054         5,584       21,557       23,862
Held-to-maturity securities                                                 411           386        1,565        1,470
-----------------------------------------------------------------------------------------------------------------------
                            Total Interest and Dividend Income           22,961        23,524       90,995       93,959
-----------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                      617           797        2,782        3,233
     Other deposits                                                       3,038         4,454       13,361       18,934
Federal funds purchased and securities sold under agreements                965           564        3,285        2,448
to repurchase
Other borrowings                                                            972         1,081        4,065        4,203
-----------------------------------------------------------------------------------------------------------------------
                                        Total Interest Expense            5,592         6,896       23,493       28,818
-----------------------------------------------------------------------------------------------------------------------
                                           Net Interest Income           17,369        16,628       67,502       65,141
-----------------------------------------------------------------------------------------------------------------------
                        Less:  Provision for loan/lease losses              774           738        2,497        2,235
-----------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan/Lease Losses           16,595        15,890       65,005       62,906
-----------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                      1,188         1,073        4,325        4,174
Service charges on deposit accounts                                       2,004         1,742        7,220        6,324
Insurance commissions and fees                                            1,292         1,155        5,265        4,900
Card services income                                                        538           530        2,273        2,111
Other service charges                                                       701           762        3,043        2,918
Increase in cash surrender value of corporate owned life insurance          235           435        1,012        1,383
Gains on sale of loans                                                      120           130          970          671
Other income                                                                448           202        1,104          860
Net realized (loss) gain on available-for-sale securities                   (58)          309           43          363
-----------------------------------------------------------------------------------------------------------------------
                                      Total Noninterest Income            6,468         6,338       25,255       23,704
-----------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                          6,118         6,080       24,061       22,692
Pension and other employee benefits                                       1,706         2,446        6,903        6,827
Net occupancy expense of bank premises                                      891           782        3,413        3,021
Furniture and fixture expense                                               854           887        3,307        3,320
Marketing expense                                                           554           360        1,944        1,797
Amortization of intangible assets                                           203           190          746          867
Other operating expense                                                   3,872         3,404       13,483       13,746
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                                    Total Noninterest Expenses           14,198        14,149       53,857       52,270
-----------------------------------------------------------------------------------------------------------------------
                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries            8,865         8,079       36,403       34,340
-----------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                               33            33          134          134
                                            Income Tax Expense            2,877         2,467       12,064       11,292
-----------------------------------------------------------------------------------------------------------------------
                                                    Net Income       $    5,955    $    5,579   $   24,205   $   22,914
-----------------------------------------------------------------------------------------------------------------------
Basic Earnings Per Share                                             $     0.73    $     0.68   $     2.98   $     2.81
Diluted Earnings Per Share                                           $     0.72    $     0.67   $     2.92   $     2.76
-----------------------------------------------------------------------------------------------------------------------

Per share data has been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                   --------------------------------------------------------------------------------
(In thousands, except per share data)                                        Quarter-Ended                               Year-Ended
                                                   --------------------------------------------------------------------------------
                                                       Dec-03        Sep-03        Jun-03        Mar-03        Dec-02        Dec-03
                                                   --------------------------------------------------------------------------------
Period End Balance Sheet
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Securities                                         $  641,665    $  611,531    $  577,119    $  620,444    $  532,502    $  641,665
-----------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-----------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                      1,069,140     1,038,193     1,043,843     1,004,471       995,346     1,069,140
-----------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                          11,685        11,621        12,257        11,990        11,704        11,685
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                        1,864,446     1,805,080     1,786,238     1,763,857     1,670,203     1,864,446
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total deposits                                      1,411,125     1,404,233     1,362,279     1,355,892     1,340,285     1,411,125
-----------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                     187,908       152,075       149,186       120,386        77,843       187,908
-----------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                       87,111        72,341        97,567       116,790        81,930        87,111
-----------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                  158,970       153,716       154,307       149,659       150,597       158,970
-----------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Average assets                                     $1,845,515    $1,778,448    $1,752,059    $1,701,291    $1,665,469    $1,769,748
-----------------------------------------------------------------------------------------------------------------------------------
Average equity                                        155,466       151,855       151,467       150,209       146,926       152,263
-----------------------------------------------------------------------------------------------------------------------------------

Share data
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)         8,145,403     8,112,827     8,108,616     8,155,253     8,156,623     8,130,449
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)       8,305,584     8,270,598     8,242,956     8,285,413     8,326,017     8,276,062
-----------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                       8,158,835     8,121,652     8,109,864     8,106,558     8,184,834     8,158,835
-----------------------------------------------------------------------------------------------------------------------------------
Book value per share                               $    19.48    $    18.93    $    19.03    $    18.46    $    18.40    $    19.48
-----------------------------------------------------------------------------------------------------------------------------------


Income Statement
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                $   17,369    $   17,036    $   16,553    $   16,544    $   16,628    $   67,502
-----------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                           774           585           598           540           738         2,497
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                      6,468         6,109         6,553         6,125         6,338        25,255
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                    14,198        13,258        13,174        13,227        14,149        53,857
-----------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries             33            34            34            33            33           134
-----------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                      2,877         3,092         3,111         2,984         2,467        12,064
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                              5,955         6,176         6,189         5,885         5,579        24,205
-----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                           $     0.73    $     0.76    $     0.76    $     0.72    $     0.68    $     2.98
-----------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                         $     0.72    $     0.75    $     0.75    $     0.71    $     0.67    $     2.92
-----------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                    $      710    $    1,221    $      331    $      254    $      379    $    2,516
-----------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                           7,321         9,000         6,683         6,585         6,977         7,321
-----------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing           26            19           457           317           368            26
-----------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above         246           250           250           252           179           246
-----------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                    7,593         9,269         7,390         7,154         7,524         7,593
-----------------------------------------------------------------------------------------------------------------------------------
  OREO                                                    385           343           235           399           279           385
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                    7,978         9,612         7,625         7,553         7,803         7,978
-----------------------------------------------------------------------------------------------------------------------------------

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                   --------------------------------------------------------------------------------
                                                                             Quarter-Ended                               Year-Ended
                                                   --------------------------------------------------------------------------------
                                                       Dec-03        Sep-03        Jun-03        Mar-03        Dec-02        Dec-03
                                                   --------------------------------------------------------------------------------
Credit Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                        0.27%         0.46%         0.13%         0.10%         0.16%         0.24%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases          0.71%         0.89%         0.71%         0.71%         0.76%         0.71%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                              0.43%         0.53%         0.43%         0.43%         0.47%         0.43%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans loans and leases          153.89%       125.37%       165.86%       167.60%       155.56%       153.89%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                 1.09%         1.12%         1.17%         1.19%         1.18%         1.09%
-----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
-----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                           7.9%          8.0%          7.9%          7.9%          8.0%          7.9%
-----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                     13.4%         13.6%         13.5%         13.5%         13.7%         13.4%
-----------------------------------------------------------------------------------------------------------------------------------

Profitability
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                               1.28%         1.38%         1.42%         1.40%         1.33%         1.37%
-----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                              15.20%        16.14%        16.39%        15.89%        15.06%        15.90%
-----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                               4.18%         4.26%         4.25%         4.45%         4.48%         4.28%
-----------------------------------------------------------------------------------------------------------------------------------

* Quarterly ratios have been annualized

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